EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 24, 1999, included in ParkerVision, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Anderson LLP

                                        ARTHUR ANDERSEN LLP

Jacksonville, Florida
August 7, 2000